UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)          July 20, 2005
                                                  ------------------------------

                        Parametric Technology Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


      Massachusetts                   0-18059                    04-2866152
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(State or Other Jurisdiction         Commission                (IRS Employer
     of Incorporation)              File Number)            Identification No.)


140 Kendrick Street,  Needham,  Massachusetts                    02494-2714
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   (Address of Principal Executive Offices)                      (Zip Code)

Registrant's Telephone Number, Including Area Code:        (781) 370-5000
                                                  ------------------------------

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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        Section 2 - Financial Information

Item  2.02.   Results of Operations and Financial Condition.

On July 20, 2005, Parametric Technology Corporation issued a press release announcing results for its fiscal quarter ended July 2, 2005. A copy of the press release is furnished herewith as Exhibit 99.1.





                  Section 9 - Financial Statements and Exhibits

Item  9.01.   Financial Statements and Exhibits.

(c)  Exhibits

99.1 A copy of the press release issued by Parametric Technology Corporation on July 20, 2005 is furnished herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     Parametric Technology Corporation



Date: July 20, 2005                  By: /s/ Cornelius F. Moses, III
                                        ----------------------------------------
                                        Cornelius F. Moses, III
                                        Executive Vice President and
                                        Chief Financial Officer